Note 10 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Loss before income taxes	$ (3,089)	$ (694)
Less net loss attributable to non-controlling interest in subsidiary	(2,112)	(509)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ (977)	$ (185)
Federal statutory rate	21.00%	35.00%
Computed Federal provision (benefit) for income taxes	$ (205)	$ (65)
State income taxes, net of federal income tax benefits	135	81
Change in valuation allowance	412	(140)
Increase in available federal tax credit	(80)	(78)
Other nondeductible expenses	34	42
State	(148)	(19)
Federal	4	(4)
Deferred tax rate change		262
Other, net	15	43
Total provision for income taxes	$ 167	$ 122